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                                                                   EXHIBIT 10.9

                           PHOTOELECTRON CORPORATION

                             SUBSCRIPTION AGREEMENT
                             ----------------------



TO:  Photoelectron Corporation
     400-1 Totten Pond Road
     Waltham, Massachusetts 02154


Ladies and Gentlemen:

     You have advised the undersigned (the "Investor") that Photoelectron Corporation, a Massachusetts corporation (the "Company"), is offering for sale up to 1,777,778 shares (subject to the Overallotment Right) of its Series C Convertible Preferred Stock, $.01 par value (the "Series C Preferred Stock"), at a price of $4.50 per share ($4.05 per share to qualified Series B Preferred shareholders), which offering is more fully set forth and described in the Confidential Private Placement Memorandum dated as of July 1, 1995 (the "Memorandum"), which has been furnished to the Investor.

     1.  Subscription
         ------------

     a. Subject to the terms and conditions of this Agreement, the Investor hereby agrees to subscribe for and purchase from the Company and hereby tenders this Subscription for that number of shares of Series C Preferred Stock as is set forth beneath its name and address on the signature page of this Subscription Agreement (the "Shares") together with payment of the subscription price therefor. The subscription price is hereinafter referred to as the "Funds."

     b. Tender of the Funds shall be made by delivery of a bank, certified or cashiers check payable to the Company, or by wire transfer to such account as may be designated by the Company, together with executed copies of this Subscription Agreement and the Investor Questionnaire. The Company shall hold the same for the benefit of the Investor until the acceptance thereof by the Company. In the event that the Company's offering is withdrawn pursuant to
Section 3 hereof, the Funds, together with any interest accrued thereon, shall be returned to the Investor. In the event that this Subscription is accepted, the Funds, including all interest accrued thereon, shall be turned over to the Company and the Shares subscribed for will be issued to the Investor.

     c. The Company may accept subscriptions for less than all of the Series C Preferred Stock offered pursuant to the Memorandum.
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     2.  Acceptance of Agreement
         -----------------------

     It is understood and agreed that this Subscription is made subject to the following terms and conditions:

     a. The Company shall have the right to accept or reject this Subscription, in whole or in part, for any reason, including the inability of a subscriber to meet the standards for the private offering of securities exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), the ineligibility of a subscriber under applicable state or foreign securities laws, for any other reason or for no reason. If this Subscription is rejected, the Funds previously delivered to the Company will be returned to the Investor together with interest accrued thereon.

     b. Two complete copies of this Agreement will be executed by the Investor. If this Subscription is accepted, one copy of this Subscription Agreement as accepted by the Company shall be delivered to the Investor.

     c. If this Subscription is accepted in part and rejected in part, the Investor will be so notified, at which time the excess Funds previously delivered to the Company will be returned to the Investor with interest accrued thereon.

     3.  Amendment or Withdrawal of Offering
         -----------------------------------

     The Company reserves the right, in its sole and absolute discretion, to amend or withdraw this offering at any time for any reason or for no reason. If the offering is withdrawn, the Investor will receive a full refund of the Funds previously delivered by it to the Company, together with interest thereon, and the Company will have no further liability to the Investor.

     4.  Representations and Warranties of the Investor
         ----------------------------------------------

     a. For offers to, or purchases by, an Investor within the United States of America:

         The Investor hereby represents and warrants to the Company that the Investor is a person or entity which falls within one of the categories of accredited investors set forth in Rule 501(a) of Regulation D ("Regulation D") under the Securities Act, including without limitation either: (A) a natural person whose net worth, or joint net worth with the Investor's spouse, exceeds $1,000,000; (B) a natural person who had income in excess of $200,000, or joint income with the Investor's spouse in excess of $300,000, in each of the two most recent years and reasonably expects to have income at that level in the current year; or (C) any other person or entity meeting the standards set forth in Regulation D and as summarized under "Suitability Standards" in the Memorandum.

     b. For offers to, or purchases by, an Investor outside of the United States of America:

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         The Investor hereby represents and warrants to the Company that it is not a U.S. Person (as defined in Rule 230.903 of Regulation S of the Securities Act ("Regulation S")), and is not acquiring the Shares for the account or benefit of any U.S. person and that it will resell such Shares only in accordance with the provisions of Regulation S pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

     c. The Investor hereby represents and warrants that it was not formed for the specific purpose of investing in the Company.

     d. THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE MEMORANDUM AND THIS AGREEMENT AND HAS CONSULTED THE INVESTOR'S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR. THE INVESTOR HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVED ANSWERS FROM THE COMPANY, OR A PERSON OR PERSONS ACTING ON THE COMPANY'S BEHALF, CONCERNING THE TERMS AND CONDITIONS OF THIS INVESTMENT AND THE BUSINESS OF THE COMPANY, AND HAS RECEIVED AND REVIEWED ALL ADDITIONAL DOCUMENTATION REGARDING THE BUSINESS AND OPERATIONS OF THE COMPANY THAT IT HAS REASONABLY REQUESTED. THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE SECTION OF THE MEMORANDUM ENTITLED "RISK FACTORS."

     e. The Investor is a sophisticated investor and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the information set forth in the Memorandum and the merits and risks of the investment in the Shares.

     f. The Investor (i) has no need for liquidity in the investment in the Shares, (ii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and (iii) at the present time, could afford the complete loss of such investment in the Shares.

     g. The address set forth at the end of this Agreement is the Investor's true and correct residence or principal place of business, and the Investor has no present intention of changing such residence or principal place of business to any other state or jurisdiction.

     h. The Investor has received and read and is familiar with the Memorandum and this Agreement and confirms that all documents, records and books pertaining to the investment in the Company and requested by the Investor have been made available to the Investor.

     i. The Investor understands that the Shares have not been registered under the Securities Act, nor pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings or off-shore offerings contained in the Securities Act and in the laws of such jurisdictions. The Investor is fully aware that the Shares subscribed to by it are to be sold in reliance upon such exemptions based upon its

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representations, warranties and agreements set forth herein. The Investor is fully aware that it must bear the economic risk of its investment in the Company for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor further understands that the Company has no intention and is under no obligation to register its Shares under the Securities Act (except to the extent set forth in the Registration Rights Agreement to be executed at the closing) or to comply with the requirements for any exemption that might otherwise be available, or to supply it with any information necessary to enable it to make routine sales of the Shares under Rule 144 under the Securities Act (which it understands is not now, and will not likely be, available) or any rule of the Securities and Exchange Commission or any successor thereto.

     j. The Investor understands that the certificate(s) representing the Shares will bear the following legend restricting its transfer and that a notation restricting such transfer will be made on the stock transfer books of the Company:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not with a view to distribution or resale and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such sales under the Securities Act of 1933, or an opinion of counsel for the corporation that registration is not required under such Act. The shares represented by this certificate are also subject to the provisions of a certain Subscription Agreement dated ___________ and may not be transferred except in accordance with the provisions of that agreement."

     Further, if the Investor is not a U.S. person (as defined in the Act), the certificate representing the Shares will bear the following additional legend restricting its transfer and the Investor understands that a notation restricting such transfer will be made on the stock transfer books of the
Company:

          "The shares represented by this certificate may not be transferred except in accordance with Regulation S of the Securities Act of 1933, as amended."

As required by Regulation S, the Company hereby agrees that it will not and the Investor acknowledges that the Company can not register any transfer of the Shares not in compliance with Regulation S.

     k. The Shares for which the Investor hereby subscribes are being acquired solely for the Investor's own account, for investment and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Investor has no present plans to enter into any contract, undertaking, agreement or arrangement relating thereto.

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

     l.  The Investor acknowledges and is aware of the following:

         (i) that the Series C Preferred Stock is a speculative investment and involves a high degree of risk of loss by the Investor of the Investor's entire investment in the Company;

         (ii) that there is no guarantee that the investor will realize any gain from its investment in the Company and that it may lose its entire investment;

         (iii) that the Company has no current plan or intention to issue dividends;

         (iv) that there has never been any representation, guarantee or warranty made to the Investor by any broker, the Company, its agents or employees or any other person, expressly or by implication, as to:

               (A) the approximate or exact length of time that the Investor will be required to remain as owner of the Shares; or

               (B) the past performance or experience on the part of the officers or directors of the Company, or of any other person, that will in any way indicate the predictable results of the ownership of the Shares or any such other securities, or of the overall business of the Company;

         (v) that the Company may in the future issue additional shares of capital stock in the Company, and that the Investor's interest in the Company may thereby become diluted.

     The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery. If in any respect such representations and warranties shall not be true and accurate prior to acceptance of this Agreement pursuant to Section 2 hereof, the Investor shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

     5.  Indemnification The Investor acknowledges that it understands the
         ---------------
meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and hereby agrees to indemnify and hold harmless the Company and each officer, director, promoter and agent thereof and any person or entity controlling the Company from and against any and all loss, cost, damage or liability (including reasonable attorneys' fees) due to or arising out of a breach of any representation or warranty of the Investor contained in this Agreement.

     6.  Restrictions on Transfer
         ------------------------

     a. The Investor covenants and agrees that the Investor shall not transfer any of the Shares except as expressly permitted by this Agreement. For purposes of this Agreement, "trans-

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fer" shall be construed as broadly as the law shall allow, and shall include any change of legal or beneficial ownership with respect to the Shares or the creation of a security interest by any means. Any transfer made in connection with the foreclosure of a security interest shall constitute a separate transfer.

     b. In the event the Investor desires to transfer any Shares, the Shares shall first be offered to the Company in accordance with the following terms and conditions:

         (i) The Investor shall deliver a written notice ("Notice") to the Company stating (A) the Investor's bona fide intention to sell or transfer all
                                   ---------
or part of the Shares, (B) the number of Shares to be sold or transferred, (C) the price for which the Investor proposes to sell or transfer the Shares, and
(D) the name of the proposed purchaser or transferee.

         (ii) Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase any or all of the Shares to which the Notice refers, at the price per share specified in the Notice.

         (iii) If all of the Shares to which the Notice refers are not elected to be purchased as provided in subsection 6(b)(ii) hereof, and if the Board of Directors of the Company approves of the proposed purchaser (which approval shall not be unreasonably withheld), the Investor may sell the remaining Shares as provided in the Notice, within thirty (30) days of the Board's decision, and only upon the terms set forth in the Notice. If such sale is not consummated within said thirty (30) days, the Investor shall again comply with this
Section 6. Any such purchaser shall receive and hold such Shares subject to the provisions of this Agreement and there shall be no further transfer of such shares except in accordance herewith. No such purchaser shall receive the Shares and no such Shares will be transferred of record to any such purchaser until such purchaser becomes a party to this Agreement and such purchaser shall be bound by this Agreement to the same extent that the original Investor is so bound.

     The provisions of this Section 6 shall not apply to a transfer of any Shares, either during the Investor's lifetime or on death, by will or intestacy to the Investor's ancestors, descendants or spouse, or any custodian or trustee for the account of the Investor or the Investor's ancestors, descendants or spouse, provided, in each such case, a transferee shall receive and hold such Shares subject to the provisions of this Agreement and there shall be no further transfer of such Shares except in accordance herewith. No such transferee shall receive the Shares and no Shares will be transferred of record to any such transferee until such transferee becomes a party to this Agreement, and such transferee shall be bound by this Agreement to the same extent that the original Investor was so bound.

     The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of Shares or to accord the right to vote as such owner or to pay dividends to any purchaser or transferee to whom such Shares shall have been so transferred or sold.

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     The provisions of this Section 6 shall terminate upon the effective date of an initial public offering of shares of the Common Stock, $.0l par value, of the Company at a price of at least $5.00 per share of Common Stock with gross proceeds to the Company of at least $5,000,000. The Board of Directors of the Company shall also have the power to terminate or waive the provisions of this
Section 6.

     7.  No Waiver  Notwithstanding  any  of  the  representations,  warranties,
         ---------
acknowledgments or agreements made herein by the Investor, the Investor does not thereby or in any other manner waive any rights granted to it under federal and state securities law.

     8.  Transferability  The Investor agrees not to transfer or assign this
         ---------------
Agreement, or any of the Investor's interest herein, and further agrees that any assignment or transfer of the Shares shall be made only in accordance with applicable securities laws and that an appropriate legend(s) with respect thereto may be placed by the Company on any certificate evidencing such Shares.

     9.  Revocation  The Investor agrees that it shall not cancel, terminate or
         ----------
revoke this Agreement or any agreement of the Investor made hereunder.

     10. Termination of Agreement If this offering is withdrawn pursuant to
         ------------------------
Section 3 hereof, or if any representation or warranty of the Investor contained in Section 4 hereof shall not be true prior to acceptance of this Agreement pursuant to Section 2 hereof, and written notice of such fact has been given by the Investor to the Company, then and in any such event this Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party thereunder, and the Company shall promptly return to the Investor the Funds, together with interest thereon, and all agreements executed by the Investor.

     11. Miscellaneous
         -------------

     a. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Investor at its address set forth below and to the Company at its address set forth at the outset of this Agreement.

     b. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by the Company in exercising the same, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed on behalf of the Company.

     c. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to provisions regarding the conflict of laws).

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     d.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

     IN WITNESS WHEREOF, the Investor has executed this Agreement as an instrument under seal as of the date set forth below.


                                       INVESTOR


                                       By:
                                          -------------------------------------

                                       Title (if applicable):
                                                             ------------------
Date:
     -------------------

Name:
     -------------------

Address:
        -------------------

        -------------------

        -------------------


                         Aggregate Number of Shares:
                                                    -------------------

                         Total Amount Enclosed: $
                                                 -------------------


Accepted and Agreed to:

Photoelectron Corporation


By:
   ---------------------
Title:

Date:
     -------------------

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